Loans Receivable, Net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Loans receivable:
Total loans receivable	¥ 559,639	$ 81,140	¥ 689,692
Allowance for credit losses	(93,859)	(13,608)	(93,926)
Loans receivable, net	465,780	67,532	595,766
Financial Asset, Not Past Due [Member]
Loans receivable:
Loans receivable	289,981	42,043	536,758
Financial Asset, Past Due [Member]
Loans receivable:
Loans receivable	¥ 269,658	$ 39,097	¥ 152,934